Exhibit 10.12

LICENSE AND RESEARCH AGREEMENT AMENDMENT NO. 2
This License and Research Agreement Amendment No. 2 (this “Amendment No. 2”) is made effective as of October 17, 2018 (the “Amendment Effective Date”) by and between AIS Operating Co., Inc., f/k/a Alpine Immune Sciences, Inc., a Delaware corporation (“Alpine”), and Kite Pharma, Inc., a Delaware corporation (“Kite”), with reference to the following facts:
RECITALS
WHEREAS: Alpine and Kite entered into that certain License and Research Agreement, effective as of October 26, 2015, as amended by Amendment No. 1 (defined below) (collectively, the “Agreement”), pursuant to which, among other things, Alpine agreed to perform certain research services and further agreed to grant Kite certain licenses under technology and intellectual property rights controlled by Alpine and, in exchange for such services and licenses, Kite agreed to pay certain research support and license fees to Alpine, all as further described in the Agreement;
WHEREAS: Alpine and Kite entered into that certain License and Research Agreement Amendment No. 1, effective as of October 20, 2017 (the “Amendment No. 1”), pursuant to which, among other things, the Parties extended the Research Term (Section 1.67) and updated the Research Plan (Exhibit 4.1(b)); and
WHEREAS: Alpine and Kite now desire to enter into this Amendment No. 2 to memorialize the automatic extension of the Research Term, and to clarify the confirmation of POC under the Research Plan.
AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alpine and Kite (each a “Party” and together the “Parties”) hereby agree as follows:

1.
The recitals set forth above constitute an integral part of this Amendment No. 2 and are incorporated herein by reference with the same force and effect as if set forth herein as agreements of the Parties.

2.
Effective as of the Amendment Effective Date, the Parties mutually acknowledge and agree that the [****] Alpine has initiated under the Research Plan triggers the automatic extension of the Research Term (as set forth in Section 1.67(b)) for an additional period of [****];

3.	Effective as of the Amendment Effective Date, the Parties wish to clarify the criteria for validation of POC, and hereby agree to delete the following sections of the Research Plan (Exhibit 4.1(b)):
[****]

and to replace these sections with the POC demonstration criteria set forth in Schedule 2. Further, for the avoidance of doubt, the Parties acknowledge and agree that any demonstration of POC under the Research Plan shall be confirmed and agreed to by Kite, in Kite’s sole discretion.

4.
Except as modified herein, all of the provisions of the Agreement shall remain unchanged and in full force and effect. Capitalized terms used in this Amendment No. 2 and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

5.	This Amendment No. 2 may be executed in counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one (1) instrument.
[Signature Page Follows]
IN WITNESS WHEREOF, this Amendment No. 2 is hereby executed as of the Amendment Effective Date.

“ALPINE:”                        “KITE:”

AIS OPERATING CO., INC.                KITE PHARMA, INC.                F/K/A ALPINE IMMUNE SCIENCES, INC.

By: /s/Paul Rickey                    By: /s/Peter Emtage
Name:    Paul Rickey                    Name:     Peter Emtage
Title: Chief Financial Officer                Title: Senior Vice President
SCHEDULE 2
[****]

1.

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.